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                                                                    EXHIBIT 10.2

                                                       1999 STOCK INCENTIVE PLAN



                        CERTIFICATE OF STOCK OPTION GRANT


GRANTED TO:                               This stock option was granted to you
SOCIAL SECURITY NUMBER:                   on ________ by your company.  The
EMPLOYEE ID:                              stock option price is the FMV on the
OPTION TO PURCHASE:  ________ SHARES      date of grant, which was $_______.
TYPE OF STOCK OPTION:
                                              Go to Details
GRANT NUMBER:
GRANT DATE:
GRANT EXPIRATION DATE:
GRANT PRICE:

VESTING SCHEDULE
VESTING START DATE:

                            SHARES VESTING
                               OVER THE         VESTING IN        LAST DATE TO
   DATE OF VEST                 PERIOD         PERIOD OCCURS         EXERCISE

AUTHORIZED BY:

CAMINUS CORPORATION





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